UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☐                            Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Wheeling - Pittsburgh Corporation

(Name of Registrant as Specified In Its Charter)

Esmark Incorporated

Bouchard Group, L.L.C.

Franklin Mutual Advisers, LLC

James P. Bouchard

Craig T. Bouchard

Albert G. Adkins

Clark Burrus

C. Frederick Fetterolf

James V. Koch

George Muñoz

Joseph Peduzzi

James A. Todd

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

The following presentation will be posted to the Esmark website at http//www.esmark.com.

S E P T E M B E R 2 0 0 6
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Esmark Incorporated, together with the other participants indicated below, filed a revised preliminary proxy statement with the
SEC on September 22, 2006 relating to the solicitation of proxies for the election of a slate of director nominees at the 2006 annual meeting of shareholders of Wheeling-Pitt. Esmark’s revised preliminary proxy statement contains information on the participants in Esmark’s solicitation and their interests in Wheeling-Pitt. Esmark and the other participants intend to file a definitive proxy statement and accompanying proxy card with the SEC. Esmark urges Wheeling-Pitt shareholders to read the definitive proxy statement in its entirety when it becomes available because it will contain important information. When filed, the definitive proxy statement will be available at no charge at the SEC’s website at http://www.sec.gov. The participants will provide copies of the definitive proxy statement without charge upon request made to Esmark’s proxy solicitor, Innisfree M&A
Incorporated, at its toll-free number (888)750-5834. The participants in this proxy solicitation are anticipated to be Esmark, the
Bouchard Group, L.L.C., Franklin Mutual Advisers, LLC and certain of its directors and officers, James P. Bouchard, Craig T.
Bouchard, Albert G. Adkins, Clark Burrus, C. Frederick Fetterolf, James V. Koch, George Muñoz, Joseph Peduzzi, and James A.
Todd.
This presentation contains forward-looking statements.  These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially.  These risks and uncertainties include the ability to successfully solicit sufficient proxies to elect Esmark’s nominees for director and the ability to achieve anticipated cost savings as a result of the proposed merger, competition in the steel industry, dependence on suppliers of raw materials, and cyclical demand for steel products.
Information contained herein is based upon publicly available information.

Agenda Agenda Page Conclusion Overview of Wheeling-Pitt Overview of Esmark Strategic vision Overview 2 2 7 18 22 29

Esmark has presented a proposal to the Board of Directors of Wheeling-Pittsburgh
Corporation (“Wheeling-Pitt”) to combine the two companies.  Wheeling-Pitt has rejected this proposal.
Esmark believes that its proposal has compelling benefits for Wheeling-Pitt and its stockholders, employees, customers and the communities in which it operates
To ensure proper consideration of the combination proposal, Esmark intends to put forth a slate of directors for election at the 2006 Wheeling-Pitt annual meeting
Esmark also anticipates replacing some of the current senior management team with a well-qualified management team with significant industry experience to improve
Wheeling-Pitt’s cost structure and financial results
Wheeling-Pitt has announced the date of its annual meeting as November 17, 2006
Esmark has proposed a new slate of directors to ensure proper consideration of its combination proposal with Wheeling-Pitt

Overview of the proposed transaction
Wheeling-Pitt would issue 26.5 million new common shares to Esmark stockholders valued at approximately $473 million, based on the closing share price of $17.86 as of
July 14, 2006
The proposed transaction would value Esmark at approximately $273 million* and reflects a $200 million cash infusion from Esmark’s largest shareholders, funds controlled by
Franklin Mutual Advisers, LLC, immediately prior to the proposed transaction
Esmark has arranged financing related to the proposed merger, including a $350 million facility for the combined company to be led by JPMorgan Chase Bank, N.A., in addition to the $200 million Franklin Mutual equity investment
Subsequent to the merger, Esmark expects that the new company would offer to purchase up to 50% of the shares of current Wheeling-Pitt stockholders at a price of $20.00 per share, reflecting a 12% premium to the closing share price of $17.86 on July 14, 2006
The decision of whether a stockholder would tender his or her shares in the offer would be at each stockholder’s discretion
It is expected that the contribution of Esmark’s liquidity would be available to the combined company to improve facilities, expand production capabilities and capitalize on market opportunities
Increased value for Wheeling-Pitt stockholders

* Does not reflect any acquisitions made by Esmark after July 14, 2006

Albert G. Adkins
Former CAO of Marathon Oil, Controller of US Steel
(USX), and VP of Accounting and Finance for Delhi
Gas Pipeline Corporation
Jim Bouchard
Metron, Ryerson, US Steel, CEO of Esmark
Craig Bouchard
First Chicago, Numerix, President of Esmark
Clark Burrus
Former CFO of City of Chicago, Chairman of Chicago
Transit Authority (CTA), Vice Chairman of First
Chicago Capital Markets, and member of City of
Chicago Board of Education
C. Frederick Fetterolf
Former President and COO of Alcoa, current
Director on Board of Aleris International, former
Director on Boards of Alleghany Technologies,
Mellon Bank, Praxair, Union Carbide, Quaker State,
Dentsply International, Teledyne Technologies
Esmark is nominating a talented and diverse slate of experienced nominees
James V. Koch
Former President of Old Dominion University,
Former President of University of Montana, Ph.D.
economist, current Board member for the MacArthur
Foundation and the Bureau of Business and
Economic Research
George Muñoz
Former Assistant Secretary for Management and
Chief Financial Officer of U.S. Treasury Department,
CEO of Overseas Private Investment Corp, President
of Muñoz Investment Banking Group, LLC, Partner at
Tobin, Petkus & Muñoz, current Director on Boards
of Marriot International, Altria Group, Anixter
International, and MWH, current Trustee for the
National Geographic Society
Joseph Peduzzi
Founder and President of Tiberius Qualified Master
Fund, Managing Partner at TF Asset Management,
Partner at Montrachet Capital Management, former
President of Peduzzi Investment Group, derivatives
trader at Susquehanna Investment Group
James A. Todd
Former CEO of Birmingham Steel, current CEO of
CanAm Corporation, Trustee for Louisville
Presbyterian Theological Seminary, Nonexecutive
Chair of ABC Polymer Industries LLC

Jim Bouchard
Metron, Ryerson, US Steel, CEO of Esmark
Craig Bouchard
First Chicago, Numerix, President of Esmark
Tom Modrowski
US Steel, Esmark
Mike Ogrizovich
Inland, Beta, Arcelor, Esmark
Jim Ledgard
US Steel, AK Steel, Vertex
Bill Ristau
Inland, Ryerson, Century, Esmark
John Goodwin
US Steel, National, Beta, ISG
The proposed executive management team will combine
the best of mini-mill and distribution experience

Agenda Agenda Page Conclusion Overview of Wheeling-Pitt Overview of Esmark Strategic vision Overview 7 2 7 18 22 29

Combining the nation’s 4th largest steel mill, Wheeling-Pitt, with Esmark’s rapidly growing service center and converter distribution network and expertise provides an opportunity for the new combined company to take a leadership role in the U.S.
steel industry
The company will be managed by a world-class management team composed of some of the best technical people in the industry and overseen by a strong and independent board of directors
The new company will have the goal of gradually converting Wheeling-Pitt into a low-cost mini-mill and slab converter with an expanded customer base of 4,000, which would be unparalleled in the industry
Esmark is continuing on its path of acquiring distribution companies
By leading the shift to a new steel industry model in North America, the combined company would represent a significant investment opportunity for Wheeling-Pitt stockholders
The combination of Esmark and Wheeling-Pitt would create a
strong model for growth and profitability in North American steel

Build a “niche” regional steel company
Combine mill and service center strengths
Service a diverse and profitable customer segment
Target a more profitable business mix of 75% downstream, 25% mini-mill
Expand product offerings and market scope
Extensive customer base
2 ton order to 10,000 ton order
Financial strength
Strong financial partners
Materially stronger balance sheet
Access to equity and debt markets to grow the combined company
The combination is consistent with Esmark’s strategy

STRATEGIC VISION

ESMARK
A Steel Services Family
Esmark Subsidiaries
Strategic Partners
ect
Sun Steel
CENTURY STEEL
Great Western Steel
USM
U.S. Metals & Supply
Mars Steel
PRG
PREMIER RESOURCE GROUP
North American Steel
Independent Steel
Meda Steel, Belgium
UnitedSteel Group

ESMARK
A Steel Services Family

$19
$413
$625
2004 2005 2006E
$1
$17
$41
2004 2005 2006E
Historical and projected sales ($ millions) Historical and projected EBITDA ($ millions)
Source: Preliminary company audits
Note:  2004 represents results for period beginning 11/9/04 and ending 12/31/04; 2006 figures include annualized sales and EBITDA for Independent Steel
Esmark has been rapidly growing its business

STRATEGIC VISION

ESMARK
A Steel Services Family ™

The combination would create a leader in the U.S. steel marketplace with operational and commercial competitive advantages
Supply chain integration
Esmark management has a proven and profitable distribution platform with significant growth opportunities ahead
Current industry dynamics provide the opportunity to enhance Esmark’s service center business through supply chain integration
Inventory management
Service centers have historically struggled and lost money when inventory levels increased above three months
— The industry has followed Esmark’s lead and decreased inventory levels, which has created a more stable distribution sector
Esmark would provide Wheeling-Pitt with a direct link between production, distribution and end-user
— Better supply chain communication will yield greater flexibility over inventory cycles by matching production with orders
Customer access and service
Once combined, Esmark expects that the combined company would have the largest customer base of any steel services company in North America with significant competitive advantages
— Within one year, Esmark anticipates that the customer base will grow from 2,000 to 4,000 with over 120 sales personnel in the U.S.  Esmark is already targeting acquisitions to achieve this growth
Integrated supply chain is expected to allow unprecedented delivery of product to customers within 48 hours
Low-cost producer
Wheeling-Pitt’s state-of-the-art electric arc furnace combined with Esmark’s entrepreneurial low-cost distribution platform should position the new company to have one of the lowest cost steel supply chains in the U.S.
Esmark would import low cost slabs that will provide immediate raw material and production savings
De-lever the balance sheet
The transaction is expected to create a stronger capitalized company to provide greater financial flexibility
Esmark is focused on building a more conservative balance sheet for the combined company
Transaction merits

Opportunities should be significant
Slab
incremental
profit
Hot strip mill
productivity
savings
Purchasing
savings
Liquid steel
productivity
savings
Esmark intends to invest in and efficiently use the Hot Strip Mill with a goal of converting over one million tons of slabs per year
Esmark expects to achieve Hot Strip Mill efficiency with increased volumes and cost savings initiatives to help reduce Wheeling-Pitt’s conversion costs
Wheeling-Pitt has been burdened by credit and purchasing limitations while Esmark’s financial strength and purchasing relations would enable a material reduction in purchasing of raw materials
Esmark will target materially increased production of liquid steel through the EAF

MAN Ferrostaal

STRATEGIC VISION

ESMARK
A Steel Services Family

Esmark is confident it can secure a competitive slab agreement for the new company based on strategic discussions
Esmark currently has a longstanding commercial relationship with MAN
Ferrostaal Incorporated (“Ferrostaal”), an operating subsidiary of MAN AG, a publicly traded company with approximately $18 billion in sales
Ferrostaal benefits from a global network of 54 offices in 40 countries through which it participates in the worldwide trading of slabs
Esmark has had strategic conversations with Ferrostaal regarding a commercial alliance to provide slabs to the new combined company
Ferrostaal has provided a written statement indicating that they would be in a position to fully support and supply the new combined company with steel slabs on a regular and long-term basis
Ferrostaal has identified approximately 12 slab supplying mills that we believe would support the slab program

Current and pro forma product mix
Source:  Company filings, IBES
Note: Market data as of 9/21/06; all financials calendarized to 12/31 year end
44%
33%
25%
56%
67%
75%
Wheeling-Pitt standalone Pro forma Target
Production Distribution
FV/2006E EBITDA
Improved product mix provides the opportunity for
potential multiple expansion and value creation
5.2x
4.5x 4.5x
4.3x
4.1x
3.5x
7.0x
6.9x
6.2x
6.1x
3.1x
4.8x
4.8x
Oregon Steel
Mills
AK Steel Commercial
Metals
Nucor Steel
Dynamics
Ipsco U.S. Steel Worthington Steel
Technologies
Ryerson Inc Gibraltar
Industries
Olympic SteelReliance Steel
Producers
Median 6.1x
Processors/distributors
Median 4.3x

A combination with Esmark would significantly improve
Wheeling-Pitt’s financial flexibility
Through the combination Esmark would contribute:
Over $200 million of liquidity
No long-term debt
Business with 2006 projected EBITDA of $41 million
New $350 million revolving credit facility for combined company
Strong financial partners
Strong purchasing relationships with raw material suppliers
2,000 customers will complement the steel products produced by Wheeling-Pitt

The combined company would have a strong regional presence in the Midwest and Ohio valley

Geographic presence
Source: Company filings and information
Esmark
Wheeling-Pitt
Future Esmark
acquisition
Targeted growth
area

ESMARK
A Steel Services Family

Wheeling Pittsburgh
STEEL CORPORATION
a metal products company

STRATEGIC VISION

ESMARK
A Steel Services Family

Wheeling-Pitt's
$2 billion mini-mill
linked with Esmark's
$625 million low-cost
and proven service
center and converter
down stream company
The combined company would represent a significant
investment opportunity for stockholders
We are asking for your support to elect our proposed
slate of directors to ensure proper consideration of the
Esmark merger proposal

Agenda Agenda Page Conclusion Overview of Wheeling-Pitt Overview of Esmark Strategic vision Overview 18 2 7 18 22 29

OVERVIEW OF ESMARK

Sun Steel
CENTURY STEEL
Great Western Steel
U.S. Metals & Supply
North American Steel
PRG
Independent Steel
ESMARK

ESMARK
A Steel Services Family

$58 $58
$109 $109
$116 $116
$71 $71
$34 $34
$128 $128
$33
$33
$22 $22
$53 $53
$58
$167
$283
$354
$388
$515
$548
$571
$625
$625
Source: Company projections
1
2006 figures include annualized sales and EBITDA for Independent Steel
EBITDA: $4.8 $5.2 $6.1 $1.0 $3.3 $15.7 $1.6 $1.6 $1.9 $41
Build up to 2006’s budgeted sales of $625 million
ECT, LLC + Sun Steel + Century
Steel
+ Great
Western
+ US
Metals
+
Esmark =
Miami
Valley
Feb 2004
Sun Steel
June 2003
ECT, LLC
Jan 2005
Century
Steel
July 2005
Miami Valley
March 2005
US Metals
& Supply
Jan 2005
Great Western
Steel
Jan 2006
North American
Jan 2006
Premier
Resource
+ North
American
Steel
+ Premier
Resource
Group
Esmark has been a successful consolidator in the steel
processing/distribution sector…
July 2006
Independent
Steel¹
Independent
Steel
+

Top 30 ranked by 2004 revenues ($mm)
Source: Metal Center News (September 2005); company filings; 2005 figures are actual or estimated
1
2005 revenues pro forma for Ryerson’s acquisition of Integris Metals
2
2005 revenues pro forma for Reliance Steel’s acquisition of Earle M. Jorgensen
3
Revenues reflect combined pro forma Esmark and Wheeling-Pitt
$19
$413
$625
$650
2004 2005 2006E 2007E
Sales ($ millions)
EBITDA ($ millions)
EBITDA margins
$1
$17
$41
$47
2004 2005 2006E 2007E
6.7%
4.2%
6.6%
7.3%
2004 2005 2006E 2007E
Source: Preliminary company audits and projections
Note:  2004 represents results for period beginning 11/9/04 and ending 12/31/04;
2006 figures include annualized sales and EBITDA for Independent Steel
…which has positioned Esmark among the leading U.S. service
centers with strong future performance expected

Company 2004 revenues 2005 revenues
Ryerson
1
$3,300 $5,780
Reliance Steel
2
2,947  4,980
Russel Metals 2,418  2,500
Thyssen Krupp 2,200  NA
New combined company³
1,943 2,073
Samuel Son & Co 1,830  2,000
Metals USA 1,510  1,700
MacSteel Service Centers 1,500  NA
Carpenter Technology 1,300  NA
O'Neal Steel 1,300  1,400
Worthington Steel 1,300  1,800
PNA Group 1,210  1,300
McJunkin 1,100  1,400
Namasco 1,100  1,100
Gibraltar Steel 1,015  1,178
Olympic Steel 894  939
Steel Technologies 786  1,002
Marmon/Keystone 750  800
Central Steel & Wire Co 698  750
Alro Steel Corp 690  NA
A.M. Castle & Co 670  1,000
Heidtman Steel Products 658  660
Kenwal Steel Corp 592  700
Steel Warehouse 576  605
Esmark (pro forma for acquisitions) 537 512
Majestic Steel USA 488  NA
Primary Steel 400  400
Cargill Steel 350  420
TW Metals 350  380
Norfolk Iron & Metal Co. 335  350

OVERVIEW OF ESMARK

ESMARK
A Steel Services Family

Implied multiples of Esmark
FV/2006E EBITDA FV/2007E EBITDA
5.8x
6.7x
6.0x
5.7x
5.6x
4.6x
5.5x
Esmark RYI WOR ROCK STTX ZEUS RS
6.7x
7.0x
6.9x
6.2x
6.1x
4.8x
4.8x
Esmark WOR STTX RYI ROCK ZEUS RS
Median = 5.7x
Median = 6.1x
Source: Tradeline, Bloomberg and company filings; market data as of 9/21/06
FV/2006E EBITDA – LTM CapEx
7.0x
9.9x
9.0x
7.2x 7.2x
5.6x
5.7x
Esmark STTX WOR ROCK RYI RS ZEUS
Median = 7.2x
1
Projected 12/31/06 balance sheet data; cash reflects $200mm cash infusion from Franklin Mutual Advisers, LLC
2
Does not include value of Independent Steel
Esmark’s proposed valuation is in line with public market
comparables

Value
Equity value
$473
Plus
debt¹
0
Less
cash1
200
Implied firm
value2
$ 273
2006E 2007
E
EBITDA
$41 $47
Multiple of EBITDA
6.7x 5.8x

Agenda Agenda Page Conclusion Overview of Wheeling-Pitt Overview of Esmark Strategic vision Overview 22 2 7 18 22 29

OVERVIEW OF WHEELING-PITT

ESMARK
A Steel Services Family

Despite operating in one of the strongest steel markets in decades,
Wheeling-Pitt’s performance has lagged
$0.63
$0.18
$0.56
$0.16
$3.42
$2.79
$(0.71)
$(0.15)
$(1.64)
$(1.47)
(2.00)
0.00
2.00
$4.00
1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06
0
200
400
600
$800
Historical earnings vs. hot-rolled steel prices
Hot-rolled steel prices ($/ton) Diluted EPS
Source: Company filings, Metal Strategies
Note: Hot-rolled steel prices represent quarterly averages; Wheeling-Pitt EPS figures as reported

OVERVIEW OF WHEELING-PITT

ESMARK
A Steel Services Family

-3.00
-1.00
1.00
3.00
5.00
7.00
9.00
$11.00
11/1/04 2/7/05 5/17/05 8/24/05 12/1/05
Producers Processors/distributors Wheeling-Pitt
Wheeling-Pitt’s forward median FY EPS estimates vs. peers
Industry peers were more successful in meeting Street
expectations than Wheeling-Pitt
Source:  IBES, Factset
Note:  Peer groups indexed to Wheeling-Pitt median forward EPS estimate on 11/1/04. Producer peers include U.S. Steel, AK Steel, Nucor, IPSCO, Steel Dynamics,
Commercial Metals, and Oregon Steel.  Processor/distributor peers include Reliance Steel, Worthington, Ryerson Tull, Gibraltar, Steel Technologies, and Olympic Steel
Nov-04 Mar-05 Jun-05 Sept-05 Dec-05

OVERVIEW OF WHEELING-PITT

ESMARK
A Steel Services Family ™

Wheeling-Pitt’s performance has been plagued by a number of
factors…
Despite Wheeling-Pitt posting a profit in 2Q06, this came after three consecutive quarterly operating losses posted by the Company
2Q06 costs of $651/ton are significantly above the industry norm
The high cost base and underperformance can be attributed to:
Low capacity utilization
Work outages
High costs of its blast furnace operations
Bad natural gas hedging decisions
Wheeling-Pitt has made several attempts to re-align its cost structure, but each time has failed to execute on the full cost savings on a timely basis
Esmark believes that Wheeling-Pitt is carrying an over-levered capital structure, which has not changed substantially since its emergence from bankruptcy
2Q06 debt of $398 million is actually 4% higher than post-bankruptcy levels of
$381 million
Liquidity is low with only $42 million of borrowing availability and $5 million of u nrestricted cash
Poor coal supply
Expensive coke repairs
Additional EAF commissioning expenses
General operational mismanagement

OVERVIEW OF WHEELING-PITT

ESMARK
A Steel Services Family

…consequently, Wheeling-Pitt has operated with a highly levered capital structure, supported by inconsistent cash flow generation
Wheeling-Pitt’s capital structure as of 06/30/06
Amount
($mm)
% of total
cap.
Cash and equivalents $12.1 —
Restricted cash 24.4 —
Total cash $36.5 —
Short-term debt $101.5 15.1%
Sr. secured term loan $167.3 24.9%
Series A secured notes 40.0 5.9
Series B secured notes 20.0 3.0
Unsecured 6% note 10.0 1.5
W. Virginia Dept. of Development 6.5 1.0
Ohio Dept. of Development 5.0 0.7
Industrial revenue bonds 6.7 1.0
Other 40.8 6.1
Total debt $397.8 59.1%
Shareholder’s equity 275.1 40.9
Total capitalization $672.9 100.0%
Current liquidity
Source: Company filings
1
As of June 30, 2006, per Wheeling-Pitt’s 2Q 2006 10-Q
2
Excludes restricted cash balance of $24.4 million and MSC joint venture cash of $6.7 million
Historical debt levels ($ millions)
$397.8
$394.6
$332.8 $333.6
$422.6
$380.5
07/31/2003 12/31/2003 12/31/2004 12/31/2005 03/31/2006 06/30/2006
Historical EBITDA ($ millions)
$7.9
($6.5)
$9.5
$131.4
($46.0)
($7.2)
07/31/2003 12/31/2003 12/31/2004 12/31/2005 03/31/2006 6/30/2006
Note:  Figures represent trailing 12 months

ABL availability1
$42.2
Unrestricted cash²
5.4
Total liquidity $47.6

Wheeling-Pitt’s management and board have been dealing
with non-value enhancing issues
Two revisions in 2006 of existing employment and retention agreements for certain members of executive management, including CEO James Bradley, providing more favorable terms for separation or severance benefits (golden parachutes)
Commercial lawsuits - Massey Energy litigation resulting in high coal costs
Poor raw material procurement resulting in high natural gas costs
Numerous Occupational Safety and Health Administration violations, several of which were deemed “serious”
There have been three employee deaths since 2005
History of Environmental Protection Agency violations, the most recent being a violation of the Clean Air Act
Ductwork collapse at basic oxygen furnace drastically impacted profitability and litigation with the insurance companies is ongoing
Required waivers on existing credit agreement and term loan due to operational underperformance and breach of financial covenants

Wheeling-Pitt’s announcements regarding CSN
Wheeling-Pitt announced its intent to pursue a strategic alliance with CSN on
May 5, 2006
Despite subsequent press releases announcing continued negotiations,
Wheeling-Pitt has disclosed only limited information on the proposed transaction
Wheeling-Pitt has failed to properly explain how this alliance would improve the capital structure, operational performance or long-term viability of the company
Wheeling-Pitt stockholders are entitled to complete and accurate information on this proposed alliance and to vote on the alliance before it is completed

Agenda Agenda Page Conclusion Overview of Wheeling-Pitt Overview of Esmark Strategic vision Overview 29 2 7 18 22 29

Conclusion
Questions and Answers
Esmark would like to thank you for the opportunity to meet and discuss the potentially exciting future for Wheeling-Pitt and its stockholders
We ask for your support to ensure that our slate of directors is elected so that our proposal receives due consideration